UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 30, 2013
PRAXAIR, INC.
(Exact name of registrant as specified in its charter)

DELAWARE
(State or Other jurisdiction of incorporation)

1-11037	06-124-9050
(Commission File Number)	(IRS Employer Identification No.)

39 OLD RIDGEBURY ROAD, DANBURY, CT	06810-5113
(Address of principal executive offices)	(Zip Code)

(203)837-2000
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b), (c)
On October 30, 2013, Praxair, Inc. issued a press release announcing that James S. Sawyer, Executive Vice President and Chief Financial Officer, will retire on December 31, 2013, and that Matthew J. White, currently President of Praxair Canada, will succeed Mr. Sawyer as Senior Vice President and Chief Financial Officer effective January 1, 2014. A copy of Praxair, Inc.’s press release is filed herewith as Exhibit (99.1) and is hereby incorporated by reference in this Item 5.02.

ITEM 9.01.  Financial Statements and Exhibits.

            (d)             Exhibits. The following exhibit is filed herewith pursuant to Item 5.02 hereof:

Exhibit No.	Description

99.1	Press Release dated October 30, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRAXAIR, INC.
Registrant

Date:	October 30, 2013	By:	/s/ James T. Breedlove
James T. Breedlove
Senior Vice President, General Counsel
and Secretary

Exhibit Index

Exhibit 99.1	Press release dated October 30, 2013